Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (the “Agreement”) is made and entered as of this 17th day of November, 2005 by and among Cash Systems, Inc., a Delaware corporation (the “Issuer”) and The Viejas Band of Kumeyaay Indians, a federally recognized Indian tribe, or its assigns (“Holder”).
     WHEREAS, Issuer and Holder have entered into that certain Common Stock Purchase Agreement, dated as of November 17, 2005 (the “Purchase Agreement”) pursuant to which Holder purchased 710,000 shares of common stock of Issuer (“Issuer Common Stock”);
     WHEREAS, as a condition of entering into the Purchase Agreement, Holder has required the registration rights set forth below.
     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained in this Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Certain Definitions.
     As used in this Agreement, the following terms shall have the following meanings:
     “1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.
     “Register,” “registered” and “registration” refer to a registration made by preparing and filing a registration statement or similar documents in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

     “Registration Expenses” shall mean all reasonable expenses incurred by Issuer in complying with Section 2 hereof, including all registration and filing fees, listing fees for the Issuer Common Stock, printing expenses, fees and disbursements of counsel for Issuer, and blue sky fees and expenses in all states.
     “Registrable Securities” shall mean the Issuer Common Stock issued pursuant to the Purchase Agreement; provided, however, that a Holder’s Registrable Securities shall cease to be Registrable Securities when all shares held by Holder may be sold in a three-month period pursuant to Rule 144 without regard to volume limitations.
     “Registration Statement” shall mean any registration statement filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.
     “Rule 144” shall mean Rule 144 under the 1933 Act, as such rule may be amended from time to time, or any similar rule or regulation adopted by the SEC (excluding Rule 144A).
     “SEC” means the U.S. Securities and Exchange Commission.
     2. Shelf Registration.
          (a) Registration Statement. Not later than thirty (30) days after the Closing (as defined in the Purchase Agreement), Issuer shall prepare and file with the SEC one Registration Statement pursuant to Rule 415 under the 1933 Act covering the Registrable Securities (the “Shelf Registration”). The Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holder from time to time.
          (b) Effectiveness. Issuer shall use its best efforts to cause the Shelf Registration to become effective not later than ninety (90) days after the Closing. Subject to the requirements of the 1933 Act, including without limitation, requirements relating to updating through post-effective amendments or otherwise, Issuer shall use its commercially reasonable efforts to keep the Shelf Registration continuously effective until the earlier of (i) such time as all of the Registrable Securities have been sold or otherwise disposed of by the Holder and (ii) the second anniversary of the Closing. Issuer shall take such actions under the laws of various states as may be required to cause the resale of the Registrable Securities pursuant to the Shelf Registration to be lawful.
          (c) Suspension Period. Following the effectiveness of a Registration Statement filed pursuant to this Section 2, Issuer may, at any time, suspend the effectiveness of such Registration Statement for up to 30 days, as appropriate (a “Suspension Period”) if Issuer determines in good faith that it would be detrimental to Issuer and its stockholders to use a Prospectus under the Registration Statement because of a development or potential development involving Issuer which Issuer would be obligated to disclose in the Prospectus, but which disclosure would be premature at such time or in Issuer’s reasonably judgment have a material adverse effect upon Issuer or its stockholders, and prior to suspending such use, Issuer provides Holder notice of the intended suspension and a description in reasonable detail of the basis therefor. Issuer may not use more than two Suspension Periods in any 6-month period and at least 30 days must separate each Suspension Period. Issuer shall use its commercially reasonable efforts to limit the duration and number of any Suspension Periods. Holder agrees that, upon receipt of any notice from Issuer of a Suspension Period, Holder shall forthwith discontinue disposition of shares covered by such Registration Statement or Prospectus until Holder (i) is advised in writing by Issuer that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended Prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.
     3. Expenses of Registration. All Registration Expenses shall be borne by Issuer; provided, however, that the term Registration Expenses shall not include, and in no event will the Issuer be obligated to pay, stock transfer taxes or underwriters’ or brokers’ discounts or commissions relating to Registrable Securities and all fees and disbursements of any counsel of any holder of Registrable Securities.
     4. Issuer Obligations. Issuer shall:
          (a) prepare and file with the SEC such amendments and supplements to any Registration Statement and associated Prospectus as may be necessary to keep such Registration Statement effective;
          (b) furnish to Holder such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Holder;
          (c) use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;
          (d) prior to any public offering of Registrable Securities, register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Holder may reasonably request and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that Issuer shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause Issuer undue expense or burden, or (v) make any change in its charter or bylaws;

          (e) cause all Registrable Securities covered by the Registration Statement to be listed on the securities exchange, interdealer quotation system or other market on which similar securities issued by Issuer are then listed; and
          (f) as promptly as practicable, notify Holder, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or as promptly as practicable after becoming aware of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
     5. Obligations of Holder.
          (a) It shall be a condition precedent to the obligations of Issuer to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Holder shall furnish in writing to Issuer such information regarding itself, the Registrable Securities held by Holder and the intended method of disposition of such Registrable Securities held by Holder as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as Issuer may reasonably request. At least fifteen (15) business days prior to the first anticipated filing date of the Registration Statement, Issuer shall notify Holder of the information Issuer requires from Holder if Holder elects to have any of its Registrable Securities included in the Registration Statement.
          (b) Holder agrees to cooperate with Issuer as reasonably requested by Issuer in connection with the preparation and filing of the Registration Statement hereunder.
          (c) Holder agrees that, upon receipt of any notice from Issuer suspending the effectiveness of the Registration Statement or of any event rendering the Registration Statement no longer effective, Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities held or owned by it until Holder’s receipt of the copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by Issuer, Holder shall deliver to Issuer (at the expense of Issuer) or destroy (and deliver to Issuer a certificate of destruction) all copies in Holder’s possession (except copies for the files of Holder) of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.
     6. Indemnification.

          (a) Indemnification by Issuer. Issuer agrees to indemnify and hold harmless, to the fullest extent permitted by law, Holder, its officers, directors, partners and employees and each person who controls Holder (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney’s fees) and expenses (collectively, “Loss”) caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to Issuer by Holder, expressly for use therein or results from Holder’s failure to deliver a copy of a Registration Statement or Prospectus (or any amendment or supplement thereto or any final Prospectus that corrects an untrue statement or omission of a material fact in a preliminary prospectus) after Issuer has furnished Holder with a copy thereof, or (ii) any violation by Issuer of any federal, state or common law, rule or regulation applicable to Issuer in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto.
          (b) Indemnification by Holder of Registrable Securities. In connection with any registration pursuant to the terms of this Agreement, Holder will furnish to Issuer in writing such information as Issuer reasonably requests concerning Holder or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, Issuer, its directors, officers, employees, stockholders, affiliates and each person who controls Issuer (within the meaning of Section 15 of the 1933 Act) against any Loss resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statement therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by Holder to Issuer specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by Holder and the amount of any damages Holder has otherwise been required to pay by reason of such untrue statement or omission) received by Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (x) the indemnifying party has agreed to pay such fees or expenses, or (y) the indemnifying party shall have failed to timely assume the defense of such claim and employ counsel reasonably satisfactory to such person or (z) in the reasonable judgment of any such person, a conflict of interest exists between such person and the indemnifying party with respect to such claims, in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person; and provided further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional terms thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
          (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by Holder and the amount of any damages Holder has otherwise been required to pay be reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
     7. Rule 144 Reporting. With a view to making available to Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public, subject in all cases to applicable law and the terms and conditions set forth herein, Issuer agrees to use its commercially reasonable efforts to:
          (a) make and keep public information available, as those terms are understood and defined in Rule 144, as long as Registrable Securities are outstanding;
          (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the 1933 Act and the 1934 Act;
          (c) so long as Holder owns any Registrable Securities, furnish to Holder forthwith upon request: a written statement by Issuer as to its compliance with the reporting requirements of Rule 144 and of the 1934 Act; a copy of the most recent annual or quarterly report of Issuer; and such other reports and documents as Holder may reasonably request in availing itself or any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to a registration on Form S-3; and
          (d) take all such action (including without limitation the furnishing of the information described in Rule 144(d)(4)) as may be necessary or helpful to facilitate a sale of Registrable Securities by Holder.
     8. Miscellaneous.
          (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and Holder. Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Issuer shall have obtained the written consent to such amendment, action or omission to act, of Holder.
          (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by overnight courier or facsimile to the parties at the following addresses and numbers or at such other addresses and numbers as shall be specified by the parties by like notice:
(i) if to Issuer:
Cash Systems Inc.
7350 Dean Martin Drive, Suite 309
Las Vegas, NV 89139
Attention: Michael D. Rumbolz — Chief Executive Officer
Telephone: 702-987-7169
Telecopy: 702-987-7168
with a copy, which shall not constitute notice, to:
Cash Systems Inc.
7350 Dean Martin Drive, Suite 309
Las Vegas, NV 89139
Attention: Zev E. Kaplan — General Counsel
Telephone: 702-987-7169
Telecopy: 702-987-7168
(ii) if to Holder:
The Viejas Band of Kumeyaay Indians
5000 Willows Road
Alpine, CA 91901
Attention: Mr. Frank Riolo — Chief Executive Officer
Copy to: Ms. Diane Vitols — General Counsel

Telephone: 619-659-2502
with a copy, which shall not constitute notice, to:
DLA Piper Rudnick Gray Cary US LLP
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Attention: Jeffrey T. Baglio
Telephone: 858-677-1400
Telecopy: 858-677-1401
          (c) Notice so given shall (in the case of notice so given by mail) be deemed to be given when received and (in the case of notice so given by facsimile or personal delivery) on the date of actual transmission or (as the case may be) personal delivery.
          (d) Assignments and Transfers by Holder. This Agreement and all the rights and obligations of Holder hereunder may not be assigned or transferred to any transferee or assignee except as set forth herein. Holder may make such assignment or transfer only to a transferee or assignee of Registrable Securities that is an affiliate (as such term is defined in Rule 405 of the 1933 Act); provided, that (i) such transfer or assignment is made expressly subject to the applicable provisions of this Agreement and the transferee or assignee agrees in writing to be bound by the applicable terms and conditions hereof, and (ii) Issuer is provided with written notice of such assignment. Any such transferee or assignee shall thereafter be considered “Holder” for purposes of this Agreement.
          (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
          (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

          (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.
          (j) Entire Agreement. This Agreement, together with the agreements and documents referred to in the Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, together with the agreements and documents referred to in the Purchase Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.
          (k) Applicable Law; Limited Waiver of Sovereign Immunity; Dispute Resolution. This Agreement shall be governed by and construed under the laws of the State of California except as provided in this Section 8 (k).
               (i) Grant of Limited Waiver. The Viejas Band of Kumeyaay Indians, as Holder, is a federally recognized Indian Tribe that retains full sovereign immunity from unconsented suit. Subject to and limited by the provisions herein, Holder hereby expressly grants to Issuer a limited waiver of tribal sovereign immunity for the specific purpose of enforcing the Obligations of Holder referenced in Section 5 of this Agreement, and for enforcement of the Indemnification obligations referenced in Section 6 of this Agreement, and for no other purpose whatsoever.
               (ii) Dispute Resolution. The parties agree that any dispute between them arising under the Sections of this Agreement referenced in paragraph 1 above shall be resolved by a two-step dispute resolution process under the rules of J.A.M.S. of San Diego, California. (See: www.jams-endispute.com). The dispute shall first be submitted to mediation before a neutral panelist, followed if necessary by final and binding arbitration by the same, or if requested by either party, another J.A.M.S. panelist. By entering into this Agreement, both parties are giving up the right to have any such dispute decided before a court of law or a jury. The parties specifically select the United States District Court for the Southern District of California, and applicable Courts of Appeal (“the Federal Courts”), as the exclusive forum for the enforcement of any arbitration award, and Holder hereby waives its immunity as a sovereign government limited to and only to the extent necessary for the mediation and arbitration before J.A.M.S. and enforcement of the award, if any, in the Federal Courts. This waiver shall include the power to render awards, orders, decisions or judgments, and to enforce any and all such awards, orders, decisions or judgments by writ of execution or otherwise. Each party further agrees that Holder has waived its claims of immunity as herein limited, and that both parties have agreed to the jurisdiction of the tribunals in the order designated above to determine the question of whether, by this paragraph, such tribunal has the appropriate jurisdiction and whether each party has waived its immunity or otherwise consented to resolution of the dispute by such tribunal. In the event that J.A.M.S. is no longer offering mediation and/or arbitration services, the parties agree to the substitution of the American Arbitration Association (AAA) and the application of AAA’s Commercial Arbitration Rules.
               (iii) No Third-Party Beneficiary. This limited waiver of sovereign immunity shall extend only to Issuer, and shall not be construed to the benefit of any third party, nor shall the waiver confer on any third party the right to infringe or invade, in any manner whatsoever, the sovereignty or immunity of the Viejas Band of Kumeyaay Indians or its enterprises. Holder hereby reserves all powers of self-government and sovereign immunity against any and all claims and actions except those expressly and specifically provided in this Section 8 (k).
               (iv) Enforcement. Except as expressly provided herein, Holder consents only to the jurisdiction of the United States District Court, Southern District of California, including the federal courts of appeal with jurisdiction over such court. In the event the above-described court determines that it lacks jurisdiction to hear the case, Holder and Issuer agree to submit the dispute to the Superior Court of the State of California.
               (v) Expenses of Judicial Enforcement. In the event of any mediation, arbitration or legal proceedings between the parties, the prevailing party shall recover from the non-prevailing party all of its costs, expenses, and attorney’s fees incurred in connection with any such proceedings. The parties expressly agree that this provision shall survive the termination or expiration of this Agreement.
               (vi) Retention of Sovereign Immunity. By this waiver, Holder, as a federally recognized Indian Tribe, does not waive, limit or modify its sovereign immunity from unconsented suit or proceedings in arbitration and/or litigation, except as provided in this Section 8 (k).
[remainder of page intentionally left blank —signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Issuer:	CASH SYSTEMS, INC.

	By:	/s/ Michael Rumbolz
Name: Michael Rumbolz
Title: Chief Executive Officer

Holder:	THE VIEJAS BAND OF KUMEYAAY INDIANS

	By:	/s/ Anthony R. Pico
Name: Anthony R. Pico
Title: Tribal Chairman